UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052

(Address of principal executive offices, including zip code)

 (425) 881-6444

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items reported in this filing:

Item 1.02:  Termination of a Material Definitive Agreement.

Item 2.04:  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Item 3.02:  Unregistered Sales of Equity Securities.

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.07:  Submission of Matters to a Vote of Security Holders.

Item 9.01:  Financial Statements and Exhibits.

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Item 1.02 Termination of a Material Definitive Agreement.

The information included under Item 2.04 below regarding the conversion of the Note is incorporated by reference into this Item 1.02.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 8, 2026, Data I/O Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The information set forth below under Item 5.07 regarding the approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price (as defined by NASDAQ) to the holders of the convertible debentures (the “Note”) with Lytton-Kambara Foundation and Alice W. Lytton Family LLC (the “Investors”) and to approve any change of control that may be deemed to occur in connection with such issuance at the Annual Meeting is incorporated herein by reference.

As previously disclosed in the Company’s Form 8-K filed on June 23, 2026 and as a result of the approval of the aforementioned proposal by the shareholders, the Note has automatically converted under its own terms into Series B Convertible Preferred Stock (“Preferred Stock”) of the Company. The conversion of the aggregate principal amount of the Note of $6,825,400.00 plus applicable interest under the Note has resulted in the issuance of 6,841.33 shares of Preferred Stock by the Company to the Investors.

Item 3.02 Unregistered Sales of Equity Securities.

The information included under Item 2.04 above regarding the conversion of the Note is incorporated by reference into this Item 3.02. The Preferred Stock issued will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions under Section 3(a)(9) of the Securities Act, and in reliance on any similar exemptions under applicable state laws.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information set forth below under Item 5.07 regarding the approval of the 2026 Amendment to the Company’s 2023 Plan (the “2026 Amendment”) at the Annual Meeting is incorporated herein by reference. A summary of the 2026 Amendment was provided in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on May 29, 2026. The summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is attached to the Proxy Statement and attached as Exhibit 99.1 hereto.

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Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST: The Annual Meeting of the Company was convened at 10:00 a.m. Pacific Time, on July 8, 2026, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND: There were issued and outstanding on May 19, 2026, the record date, 9,394,422 shares of Common Stock.

THIRD: There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 6,990,929 shares (74.42%) of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH: The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
William Wentworth	3,661,975	128,072	3,200,882
Edward J. Smith	3,540,570	249,477	3,200,882
Sally A. Washlow	3,416,029	374,018	3,200,882
Garrett Larson	3,389,003	401,044	3,200,882
Steven Waszak	3,632,329	157,718	3,200,882

The aforesaid nominees have been elected as Directors.

FIFTH: The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	6,753,374	96.60
Against	190,095	2.72
Abstain	47,460	0.68
Broker Non-Votes	0	0

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The foregoing proposal has been approved.

SIXTH: The proposal to approve the 2026 Amendment to the 2023 Plan to increase the aggregate number of shares of our common stock reserved for issuance under the 2023 Plan, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	2,831,463	74.70
Against	907,940	23.96
Abstain	50,644	1.34
Broker Non-Votes	3,200,882	-

The foregoing proposal has been approved.

SEVENTH: The proposal to approve the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Securities and to approve any change of control that may be deemed to occur in connection with such issuance, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	3,640,582	96.05
Against	137,815	3.64
Abstain	11,650	0.31
Broker Non-Votes	3,200,882	-

The foregoing proposal has been approved.

EIGHTH: The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	3,498,751	92.32
Against	210,897	5.56
Abstain	80,399	2.12
Broker Non-Votes	3,200,882	0

The foregoing proposal has been approved.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1

Data I/O Corporation 2023 Omnibus Incentive Compensation Incentive Plan approved May 18, 2023, as amended July 8, 2026 (Incorporated by reference to Data I/O’s 2026 Proxy Statement dated May 29, 2026).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

July 13, 2026	By:	/s/ Charles J. DiBona
Charles J. DiBona Vice President & Chief Financial Officer

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